Exhibit 99.1

Tel: 919-754-9370 Fax: 919-754-9369 www.bdo.com	421 Fayetteville Street Suite 300 Raleigh, NC 27601

Independent Accountant’s Report on Applying Agreed-Upon Procedures

ELFI Graduate Loan Program 2023-A LLC

12700 Kingston Pike

Knoxville, TN 37934

Citigroup Global Markets, Inc.

388 Greenwich Street

7th Floor

New York, NY 10013

BofA Securities, Inc.

One Bryant Park

11th Floor

New York, NY 10036

We have performed the procedures enumerated below on certain attributes of a portfolio of private student loans as of August 31, 2023 (the “Student Loans”) in conjunction with ELFI Graduate Loan Program 2023-A LLC (the “Company”) proposed offering of ELFI Graduate Loan Program 2023-A LLC, Student Loan Asset-Backed Notes (the “Transaction”). The Company is responsible for the Transaction, including the accuracy of the Student Loans attributes with respect to the Transaction, the Loan Data File (as defined below) accurately representing the information included in the underlying asset documents (the “Offering Documents”) and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information with respect to athe Transaction. Additionally, Citigroup Global Markets, Inc. (“Citi”) and BofA Securities, Inc. (“BofA”) have agreed to and acknowledged that the procedures performed are appropriate to meet their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the sufficiency of the procedures described below, either for the purpose for which the report has been requested or for any other purpose.

The following definitions, unless otherwise indicated, were used in presenting our procedures and findings:

●	Compared - The phrase “compared” refers to the comparison of one or more data elements to underlying documentation.

●	Recalculated - The phrase “recalculated” refers to a recalculation of one or more data elements using a prescribed methodology.

BDO USA, P.C., a Virginia professional corporation, is the U.S. member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.

BDO is the brand name for the BDO network and for each of the BDO Member Firms.

●	Loan Data File - We received an electronic data file and related decodes (the “Loan Data File”) from the Company. The Company indicated that the Loan Data File contains information on a pool of student loans (the “Student Loans”) and that the aggregate outstanding balance of the Student Loans has a collateral cut-off date of August 31, 2023 (the “Collateral Cut-Off Date”).

●	Transaction Summary File - We received electronic data files (collectively, the “Transaction Summary File”) from the Company. The Company indicated that the Transaction Summary File contains the August 31, 2023 aggregate value of the assets in the trust estate under the Indenture and the liabilities represented under the par value of the Indenture summarized in the Offering Documents.

●	Third Party Student Loan Servicers - The Company indicated that the Student Loans are serviced by Higher Education Loan Authority of the State of Missouri and Pennsylvania Higher Education Assistance Agency (collectively, the “Servicers”).

For the procedures described below, our thresholds for reporting exceptions were variances greater than the following, unless otherwise noted:

●	Loan Sample Variances (Absolute Variances)

o	Original Loan Balance and Current Loan Balance - Greater than $1.00
o	Interest Rate - Greater than 10 basis points
o	Repayment Begin Date, Repayment End Date, Last Day of Enrollment, Deferment End Date, Forbearance, First Disbursement Date, and Graduation Date - Greater than 30 days
o	Borrower Credit Score - Greater than 1 point
o	Gross Income - Greater than 3.5%

The procedures and the associated findings are as follows:

1.	Sampled Student Loans

a.	As instructed by the Company, we randomly selected a sample of 150 student loans (the “Sampled Student Loans”) from the Loan Data File.

b.	For each loan of the Sampled Student Loans, we obtained the following files from the Company (collectively, the “Source Files”):

i.	Electronic data files (collectively, the “Servicing Information Support File”)

ii.	Promissory note, loan agreement and truth in lending act disclosure statements (collectively, the “Originating Documents”)

iii.	An export from the underwriting system (collectively, the “Underwriting System Files”)

iv.	The following files (collectively, the “Income Verification Documentation”) for each respective borrower and co-borrower, as applicable:

1.	W-2’s, pay statements, personal tax returns, business tax returns, employer offer letters, and/or other documents relating to income

2.	Certain additional supporting documentation from the auto-verification of employment and income through the credit reports.

v.	Electronic documents used by the underwriter to calculate the borrower’s and co-borrower’s gross income (collectively, the “Gross Income Calculation Methodology File”).

No exceptions were noted in performing the above procedures.

c.	We performed comparisons and recalculation procedures, for the following student loan characteristics (the “Sample Characteristics”) included in the Loan Data File to the Source Files, as applicable:

Sample Characteristics	Field Name within Loan Data File
1. Account Identification No.	Loan ID
2. Loan Type	IC_LON_PGM
3. Borrower State	BORROWER_STATE
4. Original Loan Balance	WA_ORG_PRI
5. Current Interest Rate	WR_ITR_1
6. Current Loan Balance	WA_CUR_PRI
7. Repayment Begin Date	WD_RPY_BEG
8. Repayment End Date	LD_TRM_END
9. First Disbursement Date	LD_LON_1_DSB
10. Loan Status	WX_LON_STA
11. Borrower Credit Score	FICO
12. Gross Income	INCOME
13. School Name	APPROVED_SCHOOL_ATTENDED
14. Graduation Date	APPROVED_SCHOOL_GRADUATION_DATE

No exceptions were noted in performing the above procedures.

d.	For each loan of the Sampled Student Loans, using the information, instruction, methodology, assumptions, and the Loan Data File field mapping that was provided by the Company, we compared the value in the Loan Data File to the following:

Sample Characteristic	Underwriting System Files	Servicing Information Support File	Originating Documents
1. Account Identification No.	X
2. Loan Type	X
3. Borrower State			X
4. Original Loan Balance			X
5. Current Interest Rate		X
6. Current Loan Balance		X
7. Repayment Begin Date		X
8. Repayment End Date		X
9. First Disbursement Date		X
10. Loan Status		X
11. Borrower Credit Score	X
12. Gross Income*
13. School Name	X
14. Graduation Date	X
*Gross income was recalculated using the Income Verification Documentation and the Gross Income Calculation Methodology File.

No exceptions were noted in performing the above procedures.

e.	For each of the Sampled Student Loans, using the Account Identification No. per the Loan Data File, we obtained the first and last name of the borrower from the Underwriting System Files. We then agreed the borrower’s first and last name per the Underwriting System Files to the Originating Documents.

No exceptions were noted in performing the above procedures.

We were not requested to perform, and we have not performed any procedures other than those outlined above. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Loan Data File, the contracts of the Student Loans and other source documents, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Student Loans, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Company, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review engagement, the objective of which would be the expression of an opinion or conclusion, respectively, on the Student Loans. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

●	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements;

●	Addressing the value of collateral securing any such assets being securitized;

●	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations;

●	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization;

●	Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions;

●	Forming any conclusions; or

●	Any other terms or requirements of the transaction that do not appear in the report.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Company, Citi and BofA, and is not intended to be, and should not be, used by anyone other than these specified parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as specified parties but who may have access to this report as required by law or regulation.

September 22, 2023